Exhibit 99.2

CORMEDIX DefenCath TM : A potentially new standard - of - care in the prevention of catheter related blood stream infections

CORMEDIX This presentation contains certain statements that constitute forward - looking statements within the meaning of the federal securities laws . Statements that are not historical facts, including statements about our beliefs and expectations, are forward - looking statements . These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict . The forward looking statements in this presentation include statements about our business, including commercialization plans and potential markets for our products and product candidates, clinical trials, potential indications for our product candidates, the size of the market opportunity for DefenCath Œ , development timelines, regulatory timelines and future events that have not yet occurred . Pharmaceutical and medical device development inherently involves significant risks and uncertainties, including the risks outlined in “Risk Factors” in our Annual Report on Form 10 - K filed with the Securities and Exchange Commission and in “Risk Factors” in our Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission . Our actual results may differ materially from our expectations due to these risks and uncertainties, including, but not limited to, our dependence on the success of our lead product candidate DefenCath Œ , and factors relating to commercialization and regulatory approval thereof ; reliance on third party manufacturing facilities regarding issues relating to regulatory approval and successful commercialization ; unpredictability of the size of the markets for, and market acceptance of DefenCath Œ ; the timing for regulatory approval of DefenCath Œ in the U . S .; our need for and ability to raise sufficient capital ; our ability to identify and enter into strategic transactions ; intellectual property protection ; retaining our stock’s listing on NASDAQ ; research and development activities ; competition ; industry environment, and other matters . Any forward - looking statements included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . 2 Forward - Looking Statements

DefenCath™ is a Novel Product Targeting Substantial Market Opportunities

Novel Product Addressing a Significant Unmet Need in Multiple Clinical Indications

- DefenCath is a novel catheter lock solution with the potential to change the standard of care in several large markets – no current pharmacologic agent approved to prevent infections associated with central venous catheters (CVCs)
- DefenCath is intended initially for CVCs used by hemodialysis patients with kidney failure to reduce the risk of catheter related blood stream infections. Expanded label to be sought for use in other patients with CVCs

Substantial Market Opportunities

- Cost for treating all CRBSI episodes and their complications is up to $2.7B – 250,000 CRBSIs per year in U.S.[1]
- Large addressable market for catheter-lock solutions in hemodialysis setting
- Hemodialysis market can be addressed with a modest sized infrastructure (~50 individuals) given concentration of the dialysis clinics

Re-submitted NDA in late February

- Granted rolling submission and priority review of original NDA by FDA based on data from LOCK-IT-100; FDA completed review by February 28, 2021 PDUFA date; FDA not able to approve due to deficiencies at the third-party contract manufacturing facility; After addressing manufacturing deficiencies, CorMedix resubmitted the NDA in February 2022
- Fast track and QIDP designations granted by FDA
- 10.5 years of potential market exclusivity pursuant to New Chemical Entity, QIDP designation and pediatric exclusivity

Data Demonstrate Effectiveness and Safety

- LOCK-IT-100 trial of DefenCath demonstrated 71% reduction in the risk of occurrence of CRBSI in 795 hemodialysis subjects
- Safety profile comparable to heparin catheter lock solution, which is the current standard of care designed to prevent clotting, but not infections

Talented and Experienced Management Team

- Executive management team brings significant relevant commercial and strategic experience from industry
- Leadership team has experience in commercial launches of pharmaceutical products

[1] Becker's Hospital Review

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CORMEDIX Matt David, MD Interim CEO, EVP and Chief Financial Officer Phoebe Mounts, PhD, JD EVP and General Counsel, Legal, Regulatory, Compliance & Technical Operations Tom Nusbickel EVP and Chief Commercial Officer Paul Chew, MD Adviser Chief Medical Officer * Liz Masson Hurlburt EVP & Head of Clinical Operations CorMedix Senior Management Team 4 * Consultant

CORMEDIX NEUTROLIN/DEFENCATH REGULATORY STATUS DefenCath TM / Neutrolin ® is an Anti - Bacterial and Anti - Fungal Catheter Lock Solution Designed to Prevent CRBSIs and Clotting • Used to fill catheter lumens when they are not in use to prevent microbial growth and clot ting 5 • In the EU, Neutrolin is regulated as a medical device and is CE Marked for commercial distribution in the EU and other jurisdictions • In the US, DefenCath is regulated as a New Drug; New Drug Application has been submitted and is pending review by FDA • For medical professionals, catheter instillation of Neutrolin / DefenCath is consistent with current practice of using heparin, but with an added benefit of an anti - infective • Broad antimicrobial activity, including gram - negative and gram - positive bacteria, multi - drug resistant bacteria, as well as fungi • No demonstrated development of antimicrobial resistance in laboratory studies DEFENCATH / NEUTROLIN PROPRIETARY FORMULATION • Heparin 1000 U/ml (anti - coagulant) • Taurolidine – 1.35% (anti - infective) • Citrate – 3.5% (pH buffer)

CORMEDIX 6 Developing DefenCath : Multiple Potential Markets • No pharmacologic agents approved in the U.S. for the prevention of CRBSI in central venous catheters • Total annual cost in U.S. for treating all CRBSI and their complications up to $2.7B • Multiple organizations are focused on reducing CRBSIs – CDC, NIH, CMS, IDSA, ASCO, ASPEN, among others** * Source: Market research commissioned by CorMedix from third party firm **Note: Centers for Disease Control and Surveillance (CDC), National Institutes for Health (NIH), Centers for Medicare and Med icaid Services (CMS), Infectious Disease Society of America (IDSA), American Society of Clinical Oncology (ASCO), American Society of Parenteral and Enteral Nutrition (ASPEN) DefenCath Hemodialysis with CVC Pediatric Hemodialysis TPN Inpatient Use Oncology with CVC • ESRD patients receive hemodialysis 3x per week • Epidemiology data has shown significant morbidity and mortality related to CRBSI • 2025 estimate of ~80MM catheter lumen locks and growing* • CorMedix aims to pursue other potential indications following an initial FDA approval for hemodialysis • Patient populations include groups with elevated risk for infection and immunocompromised state

CORMEDIX DESIGN 7 OBJECTIVE PRIMARY ENDPOINT SECONDARY ENDPOINTS • Phase 3, multicenter, double - blind, randomized (1:1), active control (heparin) • Event - driven: 56 CRBSI events required to complete the study; 28 CRBSI events at Interim Analysis met pre - specified efficacy endpoint without safety concerns and Data Safety Monitoring Board recommended early termination • Statistical power based on minimum treatment effect of 55% vs. the control arm • Demonstrate the efficacy and safety of DefenCath as a catheter lock solution for the prevention of CRBSI and the incidence of treatment - emergent adverse events compared to heparin standard of care • Time to occurrence of CRBSI • Loss of catheter patency • Catheter removal for any reason LOCK - IT - 100 – Pivotal Clinical Trial Design

CORMEDIX 0 0.1 0.2 0.3 0.4 0.5 0.6 Defencath Control 8 Interim Analysis Full Study Total CRBSIs (D / H) 28 (6 D / 22 H) 41 (9 D / 32 H) Total Subjects 653 795 DefenCath Reduced CRBSIs 72% 71% DefenCath (heparin control) Event Rates* 0.136 (0.491) 0.133 (0.465) p - value 0.0034 0.0006 *Event Rate is per 1,000 Catheter - Days 0 0.1 0.2 0.3 0.4 0.5 0.6 Defencath Control c c - 72% - 71% Phase 3 LOCK - IT - 100 – Topline Results x Primary endpoint met – highly statistically significant efficacy x Secondary safety endpoints met - no statistically significant differences between DefenCath (D) & Heparin (H) control arm for loss of catheter patency and catheter removal

Phase 3 LOCK-IT-100 – Conclusions

01

LOCK-IT-100, a landmark study, showed that in ESRD subjects with hemodialysis via a central venous catheter, DefenCath catheter lock solution significantly reduced catheter-related bloodstream infections by **71% (p=0.0006) in 795 patients** (9 D, 32 H).

02

Compared to heparin, there was **NO statistically significant difference** in either catheter removals for any reason (p=0.42) or loss of catheter patency (p=0.12).

03

Treatment-emergent serious adverse events were **infrequent and similar** between DefenCath and Heparin arms.

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DefenCath Regulatory Status

- DefenCath granted Fast Track designation by FDA recognizing potential to address unmet medical need
- DefenCath NDA granted rolling submission of NDA by FDA and accepted for filing in 2020 based on data from LOCK-IT-100 as substantial evidence of safety and effectiveness
  - Priority review of the NDA was granted; February 28, 2021 PDUFA date
- Requested NDA approval pursuant to Limited Population Pathway for Antibacterial and Antifungal Drugs (21st Century Cures Act), if needed to provide FDA with additional flexibility for NDA approval based on the single study of LOCK-IT-100
- Received a Complete Response Letter (CRL) from FDA that indicated the need to (1) resolve deficiencies at third-party manufacturing facility, where a pre-approval inspection could not be conducted due to the pandemic and (2) conduct a manual extraction study in the laboratory to confirm labeled volume in DefenCath vials
  - Draft labeling for reduction of CRBSI in patients with kidney failure receiving chronic hemodialysis via CVC pursuant to LPAD
- CorMedix and Contract Manufacturing Facility (CMO) met with FDA in April 2021 to align on protocol for manual extraction study and discuss resolution of deficiencies identified at third-party manufacturing facility
  - Successfully completed the agreed upon protocol for the manual extraction study
  - Concluded that additional process qualification was needed with subsequent validation to address the deficiencies at CMO identified by FDA in its communications with the CMO
- CorMedix has resubmitted the DefenCath NDA in February 2022 and our third-party manufacturer has submitted responses to the deficiencies identified by FDA in its communications with the CMO
  - FDA has 30 days to review the submission for completeness to accept for filing and provide guidance on review timeline

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CORMEDIX Marketing Exclusivity and Intellectual Property 11 INTELLECTUAL PROPERTY PORTFOLIO • Patent portfolio consists of: » 7 issued U.S. patents and 17 pending U.S. patent applications » 14 issued foreign patents and 45 pending foreign patent applications • Additional patent applications to be filed to cover any additional related subject matter developed MARKET EXCLUSIVITY • Upon approval, 10.5 years of potential market exclusivity • If New Chemical Entity (NCE) Status upon approval – 5 years of exclusivity • Designated as Qualified Infectious Disease Product (QIDP) – additional 5 years of exclusivity • Approval for pediatric use would provide additional 6 months of exclusivity

DefenCath Value can be Supported by Clinical and Economic Benefits to the Healthcare System

Several major factors currently being assessed to derive pricing include:

1. In the US, DefenCath will be the first approved antimicrobial catheter lock solution
2. Facilities and Providers involved in clinical and financial at-risk arrangements
3. Clinical benefit of reducing life-threatening infections and related complications
4. Economic benefit and the short- and long-term cost offset to the health system (both inpatient and outpatient costs)
5. Potential regulatory designations related to Fast-track, QIDP and LPAD
6. A decrease in both antibiotic use and potential for microbial resistance
7. Treatment continuity with fewer missed dialysis days

- DefenCath's value will be taken into consideration across indications and settings of care
- The value will be determined by a combination of clinical innovation over current standard of care and strong pivotal trial data supported through regulatory interactions
- Additionally, value will be supported by economic offsets DefenCath can provide across the U.S. healthcare system associated with CRBSIs

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DefenCath Reimbursement Opportunity Through TDAPA

Under new regulations effective January 2020, New Chemical Entities (NCEs) are eligible for CMS reimbursement outside the bundle under the TDAPA* program

- Medicare has a special reimbursement program to encourage innovation called TDAPA – Transitional Drug Add-on Payment Adjustment
- The intent of the TDAPA is to facilitate beneficiary access to certain new renal dialysis drugs or biological products by allowing payment for these products while the necessary utilization data are collected
- CMS will pay for the drug or biological using a TDAPA for at least 2 years
- If approved under TDAPA, reimbursement of DefenCath would be calculated based on its average selling price

Precedent TDAPA Designations

- Parsabiv® (Amgen)
- Sensipar® (Amgen)
- Korsuva™ (Cara/Vifor)

- Both Amgen products received TDAPA extension **beyond** the 2 year mark
- Korsuva received TDAPA in Dec 2021
- Sensipar was terminated when generic became available

* TDAPA (Transitional Drug Add – On Payment Adjustment) allows for facilitation of beneficiary access to certain qualifying, new injectable or intravenous products by allowing payment for these drugs and biologicals while the necessary utilization data is collected.
**ESRD PPS (End Stage Renal Disease Prospective Payment System)

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CORMEDIX CorMedix Believes DefenCath is Eligible for and Will Obtain TDAPA 14 x FDA Fast Track Designation x FDA Designated as Qualified Infectious Disease Product (QIDP) x Meets newness criteria as New Chemical Entity Regulatory Designations x Robust clinical data and highly statistically significant x No standard of care has been established to prevent CRBSIs in hemodialysis patients x Chronic use of anti - infectives increases potential for development of drug resistance x Infections are the 2 nd leading cause of death in patients with kidney failure receiving hemodialysis via CVC and CVCs are a significant risk factor for infection - associated mortality Clinical Benefit

CORMEDIX CMS Focus on Quality • Medicare accounts for ~90% of all ESRD reimbursement • R ates all dialysis facilities on quality of care measures that are publicly available • Measures include infection rates, hospitalizations • Medicare is incorporating additional patient ratings on each dialysis facility to drive additional quality The ESRD Market has Continued to Shift from “Cost of Care” to “Value of Care” Providing New Points of Entry for DefenCath New Reimbursement Models CMS At - Risk Arrangements • Dialysis providers and facilities have combined to form at - risk arrangements through Comprehensive Kidney Care Contracting (CKCCs) • Participants are Kidney Contracting Entities (KCEs) and are responsible to deliver coordinated cost - effective care. • They receive payment based on risk assumed through various options and accountability Medicare Advantage • Medicare Advantage (MA) became an available choice for all dialysis patients starting in 2021 • There has been a rapid adoption of patients moving into Medicare Advantage and these plans provide additional covered services More Choice - 10 20 30 40 50 60 70 FFS/PPS Medicare Advantage Commercial Medicaid 2018 EoY 2022 Shift in ESKD Payer Mix 1,2,3 1. Cellini, 2018; 2. Milliman White Paper March 2021; 3. Congressional Research Service January 2021 15

Commercial Execution Can Be Accomplished With a Highly Focused Organization

Map of the standardized incidence rate of ESRD, by Health Service Area, in the U.S. population, 2012 - present


Incidence rate (per million/year)
Missing/Suppressed
< 223.4
223.4 -< 296.9
296.9 -< 346.5
346.5 -< 395.9
≥ 395.9

Data Source: Special analyses, USRDS ESRD Database. Standardized to the age-sex-race distribution of the 2011 US population. Special analyses exclude unknown age, sex, HAS and unknown / other race. Values for cells with 10 or fewer patients are suppressed. Abbreviation: ESRD, end-stage renal disease

* In US, the largest dialysis providers include: DaVita, Fresenius, US Renal Care, Dialysis Clinic Inc., and American Renal Associates.

An initial commercial organization of ~50 people can provide adequate coverage for launch into hemodialysis:

- There are ~7,600 dialysis facilities, ~10,000 nephrologists
- However, 2,500 to 3,000 dialysis facilities provide ~ 70% of the opportunity
- 5 large dialysis organizations* account for >85% of the dialysis patients; central decision making
- Top 15 states account for ~ 70% of the patients
- CorMedix is laying the groundwork for building a commercial team to prepare for a launch in HD

The geographic concentration with clear identification of dialysis facilities and corporate owners allows for targeting and efficient deployment of resources (sales reps, medical affairs and market access)

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CORMEDIX Manufacturing Overview: Supply Chain Substantially Completed 17 • Successfully concluded technical transfer and validation of the drug product manufacturing process, which has enabled production at multiple manufacturing locations • Company has DMF for taurolidine; production process has been validated • API (taurolidine and heparin) sourced from U.S./European manufacturers under contract and are shipped to drug product manufacturer, located in Europe • Multiple heparin suppliers available for sourcing • No Chinese - sourced heparin in supply chain • Drug product manufacturer produces unlabeled vials in bulk packaging and these are shipped to U.S. for labeling and packaging; stored to be sold by 3PL • Additional CMO, likely U.S. based, anticipated for drug product manufacturing; required to meet anticipated demand • Costs of production, shipment, and labelling/packaging expected to result in gross margins typical of pharmaceutical products

CORMEDIX Financial Highlights 18 • Exchange: NASDAQ Global Market • Common Stock: 38.1 million shares as of 11/5/2021 • Market cap: ~$150 million • Cash*: $72.0 million as of 9/30/2021 • Debt: None KEY STATISTICS * Excluding restricted cash. BALANCE SHEET

CORMEDIX CorMedix Key Highlights 19 DefenCath is a Novel Product Addressing a Significant Unmet Medical Need Seeking Approval in Lead Indication in Kidney Failure Patients Receiving Chronic Hemodialysis via CVCs Potential for 10.5 Years of Market Exclusivity Data Demonstrate Effectiveness and Safety for Preventing CRBSI in Hemodialysis Substantial Market Opportunities in Hemodialysis; Further Upside in Other Markets Senior Leadership with Significant Strategic and Commercial Experience

CORMEDIX